Exhibit 10.3

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is dated as of August 22, 2025, by and between the undersigned stockholder (the “Holder”), Alchemy Investments Acquisition Corp 1, a Cayman Islands exempted company limited by shares (“Parent”), Alchemy Acquisition Holdings, Inc., a Delaware corporation (“PubCo”), and Cartiga, LLC, a Delaware limited liability company (the “Company”). Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

A.            Concurrently with the execution and delivery of this Agreement, Parent, PubCo, Alchemy Merger Sub, LLC, a Delaware limited liability company and wholly-owned Subsidiary of PubCo (the “Newco”), the Company, and Halle Benett, as the sellers’ representative, entered into that certain Business Combination Agreement (as amended from time to time, the “Business Combination Agreement”).

B.            Pursuant to the Business Combination Agreement, upon the satisfaction and waiver of the terms and conditions of this Agreement, (i) Parent will re-domicile as and become a Delaware corporation by merging into PubCo with PubCo surviving the merger (the “Domestication”) and (ii) Newco will merge with and into the Company with the Company surviving the merger and becoming a subsidiary of PubCo (the “Merger”).

C.            Holder is a member of the Company and a “Seller” (as defined in the Business Combination Agreement).

D.            Contemporaneously with the consummation of the transactions contemplated by the Business Combination Agreement, the Company, PubCo and the Sellers, including the Holder, will enter into a Second Amended and Restated Limited Liability Company Agreement of the Company in the form attached to the Business Combination Agreement (as amended from time to time, the “LLC Agreement”).

E.             Contemporaneously with the consummation of the transactions contemplated by the Business Combination Agreement, the Company, PubCo and the Sellers, including the Holder, will enter into an Exchange Agreement in the form attached to the Business Combination Agreement (as amended from time to time, the “Exchange Agreement”), pursuant to which PubCo will issue to each Seller, including the Holder, one (1) share of PubCo’s Class A common stock in exchange for each one (1) Unit and one (1) share of PubCo’s Class B common stock upon the terms and conditions set forth therein.

F.             As a condition of, and as a material inducement for PubCo and the Company to enter into and consummate the transactions contemplated by the Business Combination Agreement, the Holder has agreed to execute and deliver this Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.             Lock-up.

(a)            “Lock-up Shares” means, in each case, as beneficially owned by the Holder, (i) the shares of PubCo’s Class A common stock, (ii) the shares of PubCo’s Class B common stock, and (iii) Units in the Company, together with any other shares of PubCo’s common stock or preferred stock and any securities convertible into, or exchange for (including, without limitation, pursuant to the Exchange Agreement), or representing the rights to receive, any of the foregoing, whether acquired prior to or during the Lock-up Period, provided, however, that “Lock-up Shares” shall not include shares of PubCo’s Class A Common stock acquired by such Holder in open market transactions during the Lock-up Period. Subject to Section 1(b) below, during the Lock-up Period, the Holder agrees that he, she or it will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the Lock-up Shares, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-up Shares or otherwise, publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, or engage in any Short Sales (as defined below) with respect to the Lock-up Shares.

(b)            In furtherance of the foregoing, during the Lock-up Period, PubCo will (i) place a stop order on all the Lock-up Shares, including those which may be covered by a registration statement, and (ii) notify PubCo’s transfer agent in writing of the stop order and the restrictions on the Lock-up Shares under this Agreement and direct PubCo’s transfer agent not to process any attempts by the Holder to resell or transfer any Lock-up Shares, except in compliance with this Agreement.

(c)            For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

(d)            The term “Lock-up Period” means the period commencing on the Closing Date (as defined in the Business Combination Agreement) and ending on the earlier of (A) the date that is six (6) months after the Closing Date and (B) the date following the Closing Date on which PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their shares of common stock for cash, securities or other property; provided, however, that the Lock-up Shares will be released from the lock-up if, subsequent to Closing Date, the closing price of the PubCo Class A common stock equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing Date.

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2.             Beneficial Ownership. The Holder hereby represents and warrants that it does not beneficially own, directly or through its nominees (as determined in accordance with Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder), any shares of PubCo Class A common stock or Class B common stock, or any economic interest in or derivative of such shares, other than those shares of PubCo’s Class A common stock or Class B common stock issued pursuant to the Business Combination Agreement.

Notwithstanding the foregoing, and subject to the conditions below, the Holder may transfer Lock-up Shares in connection with (a) transfers or distributions to the Holder’s direct or indirect affiliates (within the meaning of Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) or to the estates of any of the foregoing; (b) transfers by bona fide gift to a member of the Holder’s immediate family or to a trust, the beneficiary of which is the Holder or a member of the Holder’s immediate family for estate planning purposes; (c) transfers by virtue of the Laws of descent and distribution upon death of the Holder; (d) transfers pursuant to a qualified domestic relations order; (e) transfers to PubCo’s officers, directors or their affiliates; (f) if the Holder is a corporation, partnership, limited liability company, trust or other business entity, a distribution to limited partners, limited liability company members or stockholders of the Holder; (g) in the case of an entity, transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity; (h) transfers pursuant to a bona fide third-party tender offer, merger, stock sale, recapitalization, consolidation or other transaction involving a change of control of PubCo; provided, however, that in the event that such tender offer, merger, recapitalization, consolidation or other such transaction is not completed, the Lock-up Shares subject to this Agreement shall remain subject to this Agreement; (i) the establishment of a trading plan pursuant to Rule 10b5-1 promulgated under the Exchange Act; provided, however, that such plan does not provide for the transfer of Lock-up Shares during the Lock-up Period; (j) transfers to satisfy tax withholding obligations in connection with the exercise of options to purchase shares of PubCo common stock or the vesting of stock-based awards; and (k) transfers in payment on a “net exercise” or “cashless” basis of the exercise or purchase price with respect to the exercise of options to purchase shares of PubCo common stock; provided, however, that, in the case of any transfer pursuant to the foregoing clauses (a) through (g), it shall be a condition to any such transfer that (i) the transferee/donee agrees in writing (a copy of which shall be provided by the Holder to the parties hereto and to Continental Stock Transfer and Trust Company), to be bound by the terms of this Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto; and (ii) each party (donor, donee, transferor or transferee) shall not be required by Law (including without limitation the disclosure requirements of the Securities Act and the Exchange Act) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-up Period. The Holder hereby covenants to PubCo that the Holder will give notice to PubCo of any transfer of Lock-up Shares pursuant to this Section 2 of the Agreement, with such notice given in accordance with Section 5 of this Agreement.

3.             Representations and Warranties. Each of the parties hereto, by their respective execution and delivery of this Agreement, hereby represents and warrants to the other that (a) such party has the full right, capacity and authority to enter into, deliver and perform its respective obligations under this Agreement, (b) this Agreement has been duly executed and delivered by such party and is a binding and enforceable obligation of such party and, enforceable against such party in accordance with the terms of this Agreement, and (c) the execution, delivery and performance of such party’s obligations under this Agreement will not conflict with or breach the terms of any other agreement, contract, commitment or understanding to which such party is a party or to which the assets or securities of such party are bound. The Holder has independently evaluated the merits of his/her/its decision to enter into and deliver this Agreement, and the Holder confirms that he/she/it has not relied on the advice of PubCo or the Company, legal counsel to PubCo or the Company, or any other Person on behalf of PubCo or the Company.

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4.             No Additional Fees/Payment. Other than the consideration specifically referenced herein, the parties hereto agree that no fee, payment or additional consideration in any form has been or will be paid to the Holder in connection with this Agreement.

5.             Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been given when personally delivered, or if sent by United States certified mail, return receipt requested, postage prepaid, shall be deemed duly given on delivery by United States Postal Service, or if sent by e-mail or received overnight courier services shall be deemed duly given on the Business Day received if received prior to 5:00 p.m. local time or on the following Business Day if received after 5:00 p.m. local time or on a non-Business Day, addressed to the respective parties as follows (or at such other address for a party as shall be specified in a notice given in accordance with this Section 5):

(i)            if to the Company, to:

Cartiga, LLC
400 Park Avenue, 12th Floor
New York, NY 10022
Attention: General Counsel
Email: legaldepartment@cartiga.com

with copies to (which shall not constitute notice):

Nelson Mullins Riley & Scarborough LLP
101 Constitution Avenue, NW, Suite 900
Washington, DC 20001
Attention: Jonathan H. Talcott and Michael K. Bradshaw, Jr.
Email: jon.talcott@nelsonmullins.com and mike.bradshaw@nelsonmullins.com

(ii)            if to PubCo prior to Closing, to:

Alchemy Investments Acquisition Corp 1
850 Library Avenue, Suite 204-F

Newark, DE 19711
Attention: Mattia Toma
Email: mattia@thepio.co

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with a copy to (which shall not constitute notice):

Loeb & Loeb LLP
345 Park Avenue, 19th Floor
New York, NY 10154
Attention: Mitchell S. Nussbaum, Esq.
E-mail: mnussbaum@loeb.com

(iii)           if to PubCo from and after Closing, to:

Cartiga Holdings, Inc.
400 Park Avenue, 12th Floor
New York, NY 10022
Attention: General Counsel
Email: legaldepartment@cartiga.com

with copies to (which shall not constitute notice):

Nelson Mullins Riley & Scarborough LLP
101 Constitution Avenue, NW, Suite 900
Washington, DC 20001
Attention: Jonathan H. Talcott and Michael K. Bradshaw, Jr.
Email: jon.talcott@nelsonmullins.com and mike.bradshaw@nelsonmullins.com

(iv)            if to the Holder, to the address of such Holder set forth on the Holder’s signature page to this Agreement.

6.             Termination. This Agreement shall terminate upon the earlier of (a) the termination of the Business Combination Agreement in accordance with its terms, (b) the expiration of the Lock-up Period or (c) the written agreement of the Parent or the Buyer, on the one hand, and both the Company and the Holder, on the other hand. In the event of the termination of this Agreement, this Agreement shall forthwith become null and void, there shall be no liability on the part of any of the parties, and all rights and obligations of each party hereto shall cease; provided, however, that no such termination of this Agreement shall relieve any party hereto from any liability for any breach of any provision of this Agreement prior to such termination.

7.             Enumeration and Headings. The enumeration and headings contained in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

8.             Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including “pdf”, “tif” or “jpg”) and other electronic signatures (including DocuSign and AdobeSign). The use of electronic signatures and electronic records (including any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable Law, including any state Law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

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9.             Successors and Assigns. This Agreement and the terms, covenants, provisions and conditions hereof shall be binding upon, and shall inure to the benefit of, the respective heirs, successors and assigns of the parties hereto. The Holder hereby acknowledges and agrees that this Agreement is entered into for the benefit of and is enforceable by Company and its successors and assigns.

10.           Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing Law rather than voided, if possible, in order to achieve the intent of the parties and, in any event, the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the parties hereto.

11.           Amendment. Prior to the Closing, this Agreement may be amended or modified by written agreement executed by the Parent or the Buyer, on the one hand, and both the Company and the Holder, on the other hand. From and after the Closing, this Agreement may be amended or modified by written agreement executed by Alchemy Deeptech Capital LLC, the Company, the Buyer and the Holder.

12.           Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

13.           No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

14.           Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts executed in and to be performed in that State. All legal actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court in New York, New York. The parties hereby (a) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any Action arising out of or relating to this Agreement brought by any party, and (b) agree not to commence any Action relating thereto except in the courts described above in New York, New York, other than Actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York, New York, as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action arising out of or relating to this Agreement or the transactions contemplated hereby, (i) any claim that he, she or it is not personally subject to the jurisdiction of the courts in New York, New York, as described herein for any reason, (ii) that he, she or it, or his, hers or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the Action in any such court is brought in an inconvenient forum, (B) the venue of such Action is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

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15.          WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT HE, SHE OR IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS. EACH OF THE PARTIES (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT SUCH PARTY AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

16.           Controlling Agreement. To the extent the terms of this Agreement (as amended, supplemented, restated or otherwise modified from time to time) directly conflicts with any provision in the Business Combination Agreement, the LLC Agreement or the Exchange Agreement, the terms of this Agreement shall control.

 [Signature Page(s) Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Lock-up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PARENT:

ALCHEMY INVESTMENTS ACQUISITION CORP 1

By:
Name:
Title:

PUBCO:

ALCHEMY ACQUISITION HOLDINGS, INC.

By:
Name:
Title:

COMPANY:

CARTIGA, LLC

By:
Name:
Title:

[Signatures continue to the following page]

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Lock-up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER:

[●]

By:
Name:
Title:

Address for Notice:

Attention:

Email:

with a copy to (which shall not constitute notice):

Attention:

Email:

[Signature Page to Lock-Up Agreement]